   As filed with the Securities and Exchange Commission on January 9, 1997
                                              Registration No. 333-____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                       --------------------------------
                            UROHEALTH SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)
                       --------------------------------

          DELAWARE                                       98-0122944
(State or Other Jurisdiction                          (I.R.S. Employer
of Incorporation of Organization)                     Identification No.)


                            5 CIVIC PLAZA, SUITE 100
                        NEWPORT BEACH, CALIFORNIA 92660
                    (Address of Principal Executive Offices)

                           1994 STOCK INCENTIVE PLAN
               1996 DIRECTORS' NON-QUALIFIED STOCK INCENTIVE PLAN
                          EMPLOYEE STOCK PURCHASE PLAN
                       ADVANCED SURGICAL 1992 STOCK PLAN
                       EMPLOYEE RESERVED STOCK AGREEMENTS
                              (Full Title of Plans)

                       --------------------------------

                               CHARLES A. LAVERTY
                           CHAIRMAN OF THE BOARD AND
                            CHIEF EXECUTIVE OFFICER
                            UROHEALTH SYSTEMS, INC.
                            5 CIVIC PLAZA, SUITE 100
                        NEWPORT BEACH, CALIFORNIA 92660
                    (Name and Address of Agent for Service)

                                 (714) 668-5858
         (Telephone Number, Including Area Code, of Agent For Service)

                                    Copy to:

                          ROBERT M. MATTSON, JR., ESQ.
                            MORRISON & FOERSTER LLP
                           19900 MACARTHUR BOULEVARD
                            IRVINE, CALIFORNIA 92612
                                 (714) 251-7500

                       --------------------------------

                        CALCULATION OF REGISTRATION FEE

================================================================================================================
                                                                            Proposed
                               Amount            Maximum                    Maximum                   Amount of
Title of Securities             to be         Offering Price           Aggregate Offering           Registration
 to be Registered            Registered        Per Share(1)                 Price(1)                     Fee
----------------------------------------------------------------------------------------------------------------
Common Stock, $.001
par value per share          4,339,685            $7.81                    $33,892,940                $10,271
================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(c) and Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act"), the proposed maximum offering price per share and the proposed maximum aggregate offering price have been determined on the basis of the average of the high and low prices reported on the Nasdaq - National Market on January 7, 1997.

    In addition, pursuant to rule 416(c) under the Securities Act , this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

                                     PART I

                          INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS


         The documents containing the information specified in Part I of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

    The following documents filed by Urohealth Systems, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference herein:

    (a) The Registrant's Annual Report on Form 10-K for the fiscal period ended March 31, 1996, which includes audited financial statements for the Registrant's latest fiscal year as amended by Amendment No. 1 on Form 10-K/A filed with the Securities and Exchange Commission on January 9, 1997.

    (b) All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since the end of the fiscal year covered by the audited financial statements described in
(a) above.

    (c) The description of the Registrant's Common Stock which is contained in its Registration Statement on Form 8-A, dated November 21, 1996, filed under the Exchange Act on November 22, 1996, including any amendment or report filed for the purpose of updating such description.

    All documents filed by the Registrant with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.    DESCRIPTION OF SECURITIES.

    Not applicable.

ITEM 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL.

    Not applicable.

ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Reference is made to Section 145 ("Section 145") of the General Corporation Law of the State of Delaware (the "DGCL") which provides for indemnification of directors and officers in certain circumstances.

    The Company's Certificate of Incorporation provides that a director of the Company will not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director of the Company except for liability (i) for any breach of such director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law,
(iii) under Section 174 of the DGCL (unlawful payment of dividends), or (iv) for any transaction from which such director derived an improper personal benefit.

    The Company is empowered by Section 145 of the DGCL, subject to the procedures and limitations stated therein, to indemnify any person against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in the defense of any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of his or her being or having been a director or officer of the Company. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

    The Company's Bylaws provide that the Company shall indemnify its directors, and may indemnify its officers, to the full extent permitted by law.

    The Registrant has entered into agreements with certain directors and officers that require the Registrant to indemnify such persons against expenses, judgments, fines, settlements and other amounts to the fullest extent permitted by law incurred in connection with any proceeding to which any such person may be made a party by reason of the fact that such person is or was a director or officer of the Registrant or any of its affiliated enterprises, provided such person acted honestly and in good faith with a view to the best interests of the corporation.

    There are directors' and officers' liability insurance policies presently in force insuring directors and officers of the Registrant and its subsidiaries.

ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED.

    Not applicable.

ITEM 8.    EXHIBITS.

       4.1 Form of Certificate for Common Stock. Incorporated by reference to Exhibit 4.1 of the Company's Annual Report on Form 10-K for the fiscal period ended March 31, 1996.

       5.1     Opinion of Kevin M. Higgins, Esq.

      23.1     Consent of Kevin M. Higgins, Esq. (contained in Exhibit 5.1)

      23.2     Consent of Ernst & Young LLP

      23.3     Consent of Cherry, Bekaert & Holland LLP

      23.4     Consent of Doane Raymond

      23.5     Consent of Coopers & Lybrand LLP

      23.6     Consent of KPMG Peat Marwick LLP

      23.7     Consent of Ernst & Young LLP

      23.8     Consent of BDO Seidman, LLP

      24.1     Power of Attorney (See page II-5)

ITEM 9.    UNDERTAKINGS.

                 (a) The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement.

    Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if this Registration Statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

        (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred by a director, officer or controlling person of the Registrant in the successful defense or any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, Urohealth Systems, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach, State of California, on January 8, 1997.




                                       UROHEALTH SYSTEMS, INC.



                                       By: /s/ CHARLES A. LAVERTY
                                          --------------------------------
                                          Charles A. Laverty
                                          Chairman of the Board and
                                          Chief Executive Officer




                               POWER OF ATTORNEY


    Each person whose signature appears below constitutes and appoints Charles
A. Laverty, James L. Johnson and Kevin M. Higgins and each of them, as attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                                    Title                              Date
               ---------                                    -----                              ----

/s/ CHARLES A. LAVERTY                          Chairman of the Board of                   January 8, 1997
-----------------------------                   Directors and Chief
Charles A. Laverty                              Executive Officer
                                                (Principal Executive Officer)


/s/ JAMES L. JOHNSON                            Chief Financial Officer                    January 7, 1997
-----------------------------                   (Principal Financial
James L. Johnson                                Officer and Principal
                                                Accounting Officer)


/s/ MITCHELL J. BLUTT, M.D.                     Director                                   January 7, 1997
-----------------------------
Mitchell J. Blutt, M.D.


/s/ ABBEY J. BUTLER                             Director                                   January 7, 1997
-----------------------------
Abbey J. Butler


/s/ JOHN CHAMBERLIN                             Director                                   January 7, 1997
-----------------------------
John Chamberlin


/s/ ROBERT N. ELKINS                            Director                                   January 7, 1997
-----------------------------
Robert N. Elkins


/s/ MELVYN J. ESTRIN                            Director                                   January 7, 1997
-----------------------------
Melvyn J. Estrin


/s/ C. SAGE GIVENS                              Director                                   January 7, 1997
-----------------------------
C. Sage Givens


/s/ LAWRENCE GOELMAN                            Director                                   January 7, 1997
-----------------------------
Lawrence Goelman

               Signature                                    Title                              Date
               ---------                                    -----                              ----

/s/ MICHAEL S. GROSS                            Director                                   January 7, 1997
-----------------------------
Michael S. Gross


/s/ RICHARD NEWHAUSER                           Director                                   January 7, 1997
-----------------------------
Richard Newhauser


/s/ JAMES B. OSBON                              Director                                   January 7, 1997
-----------------------------
James B. Osbon


/s/ JULIAN W. OSBON                             Director                                   January 7, 1997
-----------------------------
Julian W. Osbon


/s/ FRANCIS J. TEDESCO                          Director                                   January 7, 1997
-----------------------------
Francis J. Tedesco


/s/ GERALD W. TIMM                              Director                                   January 7, 1997
-----------------------------
Gerald W. Timm

                                 EXHIBIT INDEX


EXHIBIT                                                                                           SEQUENTIAL
NUMBER                            DESCRIPTION                                                     PAGE NO.
------                            -----------                                                     ----------
  4.1            Form of Certificate for Common Stock.
                 Incorporated by reference to Exhibit 4.1 of
                 the Company's Annual Report on Form 10-K
                 for the fiscal period ended March 31, 1996

  5.1            Opinion of Kevin M. Higgins, Esq.

 23.1            Consent of Kevin M. Higgins, Esq. (contained in Exhibit 5.1)

 23.2            Consent of Ernst & Young LLP

 23.3            Consent of Cherry, Bekaert & Holland LLP

 23.4            Consent of Doane Raymond

 23.5            Consent of Coopers & Lybrand LLP

 23.6            Consent of KPMG Peat Marwick LLP

 23.7            Consent of Ernst & Young LLP

 23.8            Consent of BDO Seidman, LLP

 24.1            Power of Attorney (See page II-5)